UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ----------

                                   FORM N-CSRS

                                    ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                     DATE OF FISCAL YEAR END: APRIL 30, 2010

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

                            CAMBIAR OPPORTUNITY FUND
                        CAMBIAR INTERNATIONAL EQUITY FUND
                             CAMBIAR SMALL CAP FUND
                         CAMBIAR AGGRESSIVE VALUE FUND
                       Semi-Annual Report October 31, 2009
                         The Advisors' Inner Circle Fund

                            (CAMBIAR INVESTORS LOGO)

                                   (GRAPHIC)

                            MANAGER FOR ALL SEASONS

THE ADVISORS' INNER CIRCLE FUND                                    CAMBIAR FUNDS
                                                                OCTOBER 31, 2009

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedules of Investments ..................................................    6
Statements of Assets and Liabilities ......................................   22
Statements of Operations ..................................................   24
Statements of Changes in Net Assets .......................................   26
Financial Highlights ......................................................   30
Notes to Financial Statements .............................................   36
Approval of Investment Advisory Agreement .................................   49
Disclosure of Fund Expenses ...............................................   52

The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

                                                          CAMBIAR INVESTORS, LLC
                                                              SHAREHOLDER LETTER
                                                                OCTOBER 31, 2009

Dear Investor:

The six month period between the end of April and the end of October was a positive one for equity markets around the world. The S&P 500, for example, gained roughly 20%. International returns were somewhat higher, reflecting at least in part the weaker U.S. dollar. Other factors were also at play, as a number of high-growth emerging markets, for example, strongly outperformed domestic indices. Still, the similarity in returns among the world's major stock markets implies to us that a set of common factors was at play. Specifically, a substantial portion of these returns were generated by money flows and a meaningful improvement in the global appetite for equities and other risk assets. Most equity-oriented strategies (including our own) performed well, as the market advances were particularly broad.

The gains from April to October need to be looked at in the broader context of a continuation of a massive market rally off an epochal low reached in early March 2009. In simple terms, the market had begun to price in the possibility of some form of modern economic Depression, such that the earnings power and cash generating capacities of stocks, and as well the repayment probabilities embedded in corporate bond prices were all subject to an overwhelming degree of suspicion. At an academic level, the implied "risk premium" embedded in securities prices reached levels not seen in the postwar era. However, as investors gained confidence that policy efforts to counteract the financial and economic crises were gaining traction, and that some kind of modern Depression would be averted, stocks began to rally explosively. By the summer the statistical evidence became overwhelming the longest postwar recession in the U.S. was finally ending. Consequently, more cyclically geared businesses, such as industrials, energy, media, technology, materials, retailing and others tied to consumer discretionary spending generally outperformed. More defensive and acyclical businesses such as utilities, health care, defense and consumer staples lagged substantially.

The magnitude and rapidity of the rally has generated a healthy degree of skepticism, as nothing of its sort has been seen since the 1930s (though the same critical voices generally neglect to recall that the scope of the declines in stock prices from August 2008 to March 2009 has no historical parallel, not even the Great Depression). The blowout of risk premiums in the six month trough between October 2008 and March 2009 has only one loosely comparable postwar analogue in the depths of the 1974

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

bear market. Even in that difficult time, extreme risk aversion soon gave way to a more balanced view of forward prospects. This phenomenon has largely repeated itself in 2009. When the events of the last two years are looked at in this fashion - a blowout in risk premiums followed by a recovery to a more average level of risk premia - the extreme volatility of this period is at least (somewhat) understandable.

The recent rally in the equity markets has also translated into strong relative performance for the investors in the Cambiar Funds. The largest of the funds, the Cambiar Opportunity Fund, Investor Class, gained 25.3% for the six months ended October 31, 2009 compared to the broader market S&P 500 Index which gained 20.1%. Similarly, the smaller cap focused Cambiar Small Cap Fund (formerly the Cambiar Conquistador Fund), Investor Class, returned 23.0% versus the Russell 2000 Index's 16.2%, and the Cambiar International Equity Fund posted a 31.4% return compared to the MSCI EAFE Index's return of 31.2% over the same 6 month period. Lastly, the newest fund, the Cambiar Aggressive Value Fund returned 38.5% compared the Russell 3000 Index, which was up 19.8%. It is Cambiar's view that, as we move into 2010, there will be greater differentiation among stock performance, with a greater focus on fundamentals and earnings. This increased emphasis on company-specific fundamentals should provide a continuing tailwind to Cambiar's research-driven investment approach

Looking forward it is important to understand what has just happened, both financially and economically, and to anticipate the next steps intelligently. Besides the yo-yo-ing of risk premiums to the abyss and back, the "Great Recession" is over. The 3rd quarter of 2009 was the first quarter of positive growth, and is likely to be the first of many. The real debate now centers on the shape of the unfolding recovery. A good deal of market commentary forecasts a relatively subdued future often characterized as "the new normal," an extended period of sub-par economic growth and meager returns from equities. Our view is considerably more optimistic; Cambiar expects U.S. growth of 3-4 percent in 2010, taking place in the context of a robust global economic recovery. Thus, while the recovery will be less dramatic than past recoveries following deep recessions, it is also likely to be a good deal stronger than the pessimists expect. In our view the largest identifiable macro risk is that the "new normal" view of the world fails to play out entirely, causing bond yields to rise sharply and triggering a wide variety of difficult adjustments in the way that currency and fixed income markets are priced. Fortunately equities are at least a few steps removed from the direct impact of such dislocations.

We have envisioned a two-stage market cycle taking place from the market lows, and so far we think the market is following the script fairly well. Current risk premiums

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

are dramatically below the highs seen between October 2008 and March 2009, but they remain somewhat elevated relative to historical averages. We think the market is now transitioning into a second, longer, period in which company fundamentals increasingly drive returns. Thus, while market conditions still have room to improve, they are unlikely to improve at the same velocity. The heavy lifting must now be performed by companies, with upside driven on a stock-by-stock basis by such factors such as earnings and valuations. Unlike the rally of the last eight months, this is apt to be a less uniform process across individual stocks and sectors.

In this sense the "normalization" question (in other words what exactly "normal" may look like a few years out) constitutes an interesting intellectual debate. For a large swathe of businesses such as technology companies, retailers, consumer basics manufacturers, utilities, railroads, materials firms and many others, the fundamental environment in which these businesses operate has not changed materially. Things just look bad at the end of a long and deep recession. Cyclical forces and competitive dynamics tend to predominate as the key external factors facing such businesses. But for two big areas, financial services and energy, we would argue that a definition of "normal" that references prevailing industry conditions for most of the last two decades is likely to lead to erroneous conclusions. Our views have been very pointed (and generally accurate) in these critical sectors - and it has had large implications for our portfolio positioning for much of the last two years. Namely, we have maintained a strong emphasis on energy stocks, while holding minimal exposure to credit-sensitive areas; in general our performance has benefited as a result of these fairly pointed views.

Looking forward, we think the banks and other credit-sensitive stocks are in for a tough slog, although we admit there was a great trade to be made off the lows in money center and regional banks that were briefly priced for nationalization in February and March. Regulations look likely to require more capital, especially for large institutions whose failure would prove systemically catastrophic. In fact, it may prove easier to corral the "too big to fail" banking institutions with high capital requirements, letting business realities force many of them to spin off various business units to limit the negative impact of heightened regulatory capital demands. Within financial services our focus has therefore been on non-credit intensive areas like asset management, specialty insurance, custodial banking and transaction processing.

We think an altogether different story is unfolding in the energy sector. While the oil price move to nearly $150 per barrel ("bbl") in the summer of 2008 was excessive and speculative, the speculators were not bidding the price up entirely on a whim.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

Critical changes in the character of global oil supply and demand have been afoot for a number of years, and are poised to become more troublesome in the near future. These challenges point to a much higher secular cost and economic value to oil. On the supply side, the world is still finding oil, just not as much as we are pulling out of the ground annually. The world's existing oilfields are aging, which means that annual production volumes are declining at an accelerating rate relative to prior decades. And when new oil is found, deposits tend to be smaller and located in tougher locations to get to (whether geopolitically or geologically). Many industry observers believe that global oil production volumes above a 90-92 million barrel a day ("mbpd") level may simply be unfeasible given these factors. Global oil demand exceeded 87 mbpd in early 2008 before the Great Recession knocked as much as 4 mbpd of demand out of the global economy by early 2009. This appears to be recovering rapidly, and a return to trendline growth of 1.2-1.4 mbpd of incremental demand growth would push supplies to the limit by the 2012-2013 time frame. On the demand side, world oil demand has grown persistently since the late 1990s, and appears poised to continue to advance in coming years. We don't have a particularly differentiated view on this topic; the logic is rather straightforward. As large, populous nations in Asia and the Middle East advance their economies, their demand potential is apt to climb inexorably. Whereas global oil demand remains heavily influenced by the U.S. as the largest current consumer, the U.S. is not likely to be the source of much long term demand growth. And, although the step-up in global demand from emerging markets was substantial in the current decade, there are few reasons to believe it will abate in the next. Growth in emerging markets will continue to compound off a far larger base and with greater internal expectations of a higher standard of living. In short, we think supply will have an increasingly difficult time keeping up with demand as global recovery unfolds on a multi-year time horizon, leading to an upward bias in the price of crude oil. This suggests a wealth of opportunity for investors.

We have taken the sharp declines in energy stocks during the crisis as a unique chance to build what we believe to be an attractive portfolio of upstream (resource play) positions, along with some select oilfield services providers. The economics of oil production at $70+ per bbl are excellent for all but the most costly oil prospects (which is exactly the point of the market pricing oil at this level - to encourage almost all incremental supply). Outside of the areas where we see significant structural changes that define our energy and financial exposure, we have continued to build or sustain positions that embed positive secular characteristics and some economic sensitivity coupled with unmistakably high embedded risk premiums. We

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

recognize that the road forward in 2010 will be bumpy, as the hangover from the Great Recession is worked off. However, this is well reflected in current market levels. But it should also prove more difficult to achieve attractive, and market-beating, returns in 2010. In this sense we think it will be a rewarding year for good stock picking.

Thank you very much for your continued confidence in us.


/s/ Brian M. Barish

Brian M. Barish
President
Cambiar Investors LLC

THIS REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUNDS AND MARKET ENVIRONMENT AT A PARTICULAR POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

                        DEFINITION OF COMPARATIVE INDICES

MORGAN STANLEY MSCI EAFE(R) INDEX is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of June 2007, the MSCI EAFE INDEX consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

RUSSELL 2000(R) INDEX is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 3000(R) INDEX is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

SECTOR WEIGHTINGS+

                                  (BAR CHART)

Oil, Gas & Consumable Fuels              18.4%
Food, Beverage & Tobacco                  8.2%
Computer Software                         6.9%
Semi-Conductors & Instruments             5.8%
Investment Banking & Brokerage            5.7%
Railroads                                 5.3%
Business Services                         4.9%
Energy Equipment & Services               4.8%
Pharmaceuticals                           4.7%
Consumer Staples                          4.7%
Insurance                                 4.7%
Medical Products & Services               4.2%
Entertainment                             3.9%
Communications and Media                  2.5%
Aerospace/Defense Equipment               2.4%
Battery Technology                        2.2%
Electronics Manufacturer                  2.2%
Electric Utilities                        2.1%
Retail                                    2.0%
Construction & Engineering                1.7%
Short-Term Investment                     1.4%
Broadcasting, Newspapers & Advertising    1.3%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 99.3%

                                                    SHARES            VALUE
                                               ---------------   ---------------
AEROSPACE/DEFENSE EQUIPMENT -- 2.4%
   Honeywell International .................           700,000   $    25,123,000
                                                                 ---------------
BATTERY TECHNOLOGY -- 2.3%
   Cooper Industries, Cl A .................           600,000        23,214,000
                                                                 ---------------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 1.3%
   Interpublic Group* ......................         2,305,000        13,876,100
                                                                 ---------------
BUSINESS SERVICES -- 5.0%
   DST Systems* ............................           360,000        15,015,600
   Western Union ...........................         2,000,000        36,340,000
                                                                 ---------------
                                                                      51,355,600
                                                                 ---------------
COMMUNICATIONS & MEDIA -- 2.5%
   DIRECTV Group* ..........................         1,000,000        26,300,000
                                                                 ---------------
COMPUTER SOFTWARE -- 6.9%
   Microsoft ...............................         1,250,000        34,662,500
   Symantec* ...............................         2,100,000        36,918,000
                                                                 ---------------
                                                                      71,580,500
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
CONSTRUCTION & ENGINEERING -- 1.7%
   KBR .....................................           852,000   $    17,440,440
                                                                 ---------------
CONSUMER STAPLES -- 4.7%
   Colgate-Palmolive .......................           220,000        17,298,600
   CVS Caremark ............................           900,000        31,770,000
                                                                 ---------------
                                                                      49,068,600
                                                                 ---------------
ELECTRIC UTILITIES -- 2.1%
   Entergy .................................           285,000        21,865,200
                                                                 ---------------
ELECTRONICS MANUFACTURER -- 2.2%
   Flextronics International Ltd.* .........         3,500,000        22,680,000
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES -- 4.8%
   Halliburton .............................           800,000        23,368,000
   Weatherford International* ..............         1,500,000        26,295,000
                                                                 ---------------
                                                                      49,663,000
                                                                 ---------------
ENTERTAINMENT -- 3.9%
   News, Cl A ..............................         1,700,000        19,584,000
   Time Warner .............................           700,000        21,084,000
                                                                 ---------------
                                                                      40,668,000
                                                                 ---------------
FOOD, BEVERAGE & TOBACCO -- 8.3%
   Altria Group ............................         1,600,000        28,976,000
   Philip Morris International .............           700,000        33,152,000
   Unilever ................................           760,000        23,476,400
                                                                 ---------------
                                                                      85,604,400
                                                                 ---------------
INSURANCE -- 4.7%
   ACE Ltd. ................................           540,000        27,734,400
   Willis Group Holdings ...................           780,000        21,060,000
                                                                 ---------------
                                                                      48,794,400
                                                                 ---------------
INVESTMENT MANAGEMENT COMPANIES -- 5.7%
   AllianceBernstein Holding ...............           500,000        13,490,000
   Ameriprise Financial ....................           700,000        24,269,000
   Bank of New York Mellon .................           800,000        21,328,000
                                                                 ---------------
                                                                      59,087,000
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
MEDICAL PRODUCTS & SERVICES -- 4.2%
   Aetna ...................................           850,000   $    22,125,500
   Hospira* ................................           475,000        21,204,000
                                                                 ---------------
                                                                      43,329,500
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 18.5%
   Anadarko Petroleum ......................           370,000        22,544,100
   BP ADR ..................................           600,000        33,972,000
   Chevron .................................           300,000        22,962,000
   Devon Energy ............................           520,000        33,649,200
   Hess ....................................           600,000        32,844,000
   Peabody Energy ..........................           515,000        20,388,850
   XTO Energy ..............................           600,000        24,936,000
                                                                 ---------------
                                                                     191,296,150
                                                                 ---------------
PHARMACEUTICALS -- 4.8%
   Abbott Laboratories .....................           625,000        31,606,250
   Teva Pharmaceutical Industries ADR ......           350,000        17,668,000
                                                                 ---------------
                                                                      49,274,250
                                                                 ---------------
RAILROADS -- 5.4%
   Norfolk Southern ........................           720,000        33,566,400
   Union Pacific ...........................           400,000        22,056,000
                                                                 ---------------
                                                                      55,622,400
                                                                 ---------------
RETAIL -- 2.0%
   Target ..................................           425,000        20,582,750
                                                                 ---------------
SEMI-CONDUCTORS & INSTRUMENTS -- 5.9%
   Applied Materials .......................         1,750,000        21,350,000
   Ingram Micro, Cl A* .....................           940,000        16,591,000
   Intel ...................................         1,200,000        22,932,000
                                                                 ---------------
                                                                      60,873,000
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $860,321,368) ..................                       1,027,298,290
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR OPPORTUNITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

SHORT-TERM INVESTMENT (A) -- 1.4%

                                                    SHARES            VALUE
                                               ---------------   ---------------
   HighMark Diversified Money Market Fund
      Fiduciary Shares, 0.380%
      (Cost $14,231,375) ...................        14,231,375   $    14,231,375
                                                                 ---------------
   TOTAL INVESTMENTS -- 100.7%
      (Cost $874,552,743) ..................                     $ 1,041,529,665
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $1,033,842,809.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2009.

ADR  AMERICAN DEPOSITARY RECEIPT

CL   CLASS

LTD. LIMITED

Contracts For Differences held by the Fund at October 31, 2009, are as follows:

                                                  NUMBER OF
                                                  CONTRACTS                   UNREALIZED
TYPE OF                                             LONG        NOTIONAL     APPRECIATION
CONTRACT                           COUNTERPARTY    (SHORT)       AMOUNT     (DEPRECIATION)
--------                          -------------   ---------   -----------   --------------
Altria ........................   Goldman Sachs   1,500,000   $26,901,060     $  263,940
BP ADR ........................   Goldman Sachs     400,000    20,780,775      1,867,225
Chevron .......................   Goldman Sachs     200,000    14,206,546      1,101,454
DIRECTV Group .................   Goldman Sachs   1,200,000    31,588,030        (28,030)
Honeywell International .......   Goldman Sachs     300,000    11,362,750       (595,750)
SABMiller .....................   Goldman Sachs    (315,000)   (7,555,726)      (767,498)
                                                                              ----------
                                                                              $1,841,341
                                                                              ==========

As of October 31, 2009, all of the investments for the Cambiar Opportunity Fund are Level 1, except for Contracts For Differences which are Level 2. For details of investment classifications, reference the Schedule of Investments.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

SECTOR WEIGHTINGS+

                                  (BAR CHART)

Oil, Gas & Consumable Fuels              10.9%
Food, Beverage & Tobacco                  9.4%
Investment Management Companies           6.5%
Pharmaceuticals                           4.9%
Retail                                    4.7%
Agriculture                               4.6%
Insurance                                 4.4%
Consumer Electronics                      4.3%
Advertising                               4.0%
Telephone & Telecommunications            4.0%
Energy Equipment & Services               2.9%
Petroleum & Fuel Products                 2.8%
Fertilizers & Agricultural Chemicals      2.3%
Consumer Staples                          2.2%
Motorcycle Manufacturers                  2.2%
Machinery                                 2.2%
Banks                                     2.2%
Packaged Foods & Meats                    2.1%
Capital Markets                           2.0%
Metals & Mining                           2.0%
Automobile Manufacturers                  1.9%
Industrial Machinery                      1.9%
Business Services                         1.9%
Utilities                                 1.9%
Railroads                                 1.9%
Trading Companies & Distributors          1.9%
Short-Term Investment                     1.8%
Broadcasting, Newspapers & Advertising    1.8%
Household Products                        1.7%
Construction & Engineering                1.4%
Entertainment                             1.3%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 96.4%

                                                    SHARES            VALUE
                                               ---------------   ---------------
BERMUDA -- 2.2%
   GP Investments BDR* .....................           100,000   $       515,715
                                                                 ---------------
BRAZIL -- 4.7%
   Petroleo Brasileiro, Sponsored,
      Cl A ADR..............................            16,600           665,992

   Redecard ................................            30,000           444,546
                                                                 ---------------
                                                                       1,110,538
                                                                 ---------------
CANADA -- 8.3%
   Agrium ..................................            12,100           568,095
   Canadian National Railway ...............             9,400           453,456
   Canadian Natural Resources ..............             7,500           485,025
   Kinross Gold ............................            25,000           464,500
                                                                 ---------------
                                                                       1,971,076
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
FRANCE -- 12.6%
   AXA ADR .................................            22,500   $       558,000
   JC Decaux ...............................            21,300           431,761
   Publicis Groupe .........................            13,500           514,290
   Total ...................................            12,000           719,937
   UBISOFT Entertainment* ..................            19,500           308,110
   Vallourec ...............................             2,900           457,780
                                                                 ---------------
                                                                       2,989,878
                                                                 ---------------
GERMANY -- 17.9%
   Adidas ..................................            13,900           645,239
   Allianz .................................             4,300           494,155
   Bayer ...................................            11,000           765,154
   Deutsche Boerse .........................             6,000           487,211
   GEA Group ...............................            28,000           529,743
   Henkel & KGaA ...........................            13,300           515,264
   Hochtief ................................             4,500           340,494
   RWE .....................................             5,200           457,284
                                                                 ---------------
                                                                       4,234,544
                                                                 ---------------
HONG KONG -- 1.3%
   Noble Group .............................           166,000           304,024
                                                                 ---------------
ISRAEL -- 1.7%
   Teva Pharmaceutical Industries ADR ......             8,000           403,840
                                                                 ---------------
ITALY -- 2.2%
   Piaggio .................................           200,000           509,609
                                                                 ---------------
JAPAN -- 12.1%
   Kao ADR .................................             1,800           396,036
   Mitsui ..................................            34,000           444,029
   Nomura Holdings ADR .....................            78,900           553,878
   Seven & I Holdings ......................            21,370           465,227
   Sony ADR ................................            18,000           529,020
   Sony Financial Holdings GDR .............               170           485,115
                                                                 ---------------
                                                                       2,873,305
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
NETHERLANDS -- 4.2%
   Heineken ................................            11,100   $       491,936
   Unilever ................................            16,300           503,507
                                                                 ---------------
                                                                         995,443
                                                                 ---------------
NORWAY -- 2.2%
   Yara International ......................            15,500           514,903
                                                                 ---------------
RUSSIA -- 2.3%
   Gazprom ADR .............................            22,000           531,300
                                                                 ---------------
SINGAPORE -- 4.0%
   Singapore Telecommunications ADR ........            21,000           437,850
   United Overseas Bank ....................            42,400           509,333
                                                                 ---------------
                                                                         947,183
                                                                 ---------------
SPAIN -- 2.1%
   Telefonica ADR ..........................             6,000           503,580
                                                                 ---------------
SWITZERLAND -- 4.3%
   Philip Morris International .............            10,200           483,072
   Syngenta ................................             2,300           545,474
                                                                 ---------------
                                                                       1,028,546
                                                                 ---------------
UNITED KINGDOM -- 14.3%
   BP ADR ..................................            15,000           849,300
   British Sky Broadcasting Group ADR ......            12,200           424,194
   Diageo ADR ..............................             8,000           520,160
   ICAP ....................................            70,000           467,247
   Imperial Tobacco Group ..................            25,220           746,428
   Wellstream Holdings .....................            45,600           383,594
                                                                 ---------------
                                                                       3,390,923
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $19,694,114) ...................                          22,824,407
                                                                 ---------------
PREFERRED STOCK -- 1.9%
GERMANY -- 1.9%
   Porsche Automobil Holding
      (Cost $511,020) ......................             6,000           452,537
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR INTERNATIONAL
                                                    EQUITY FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

SHORT-TERM INVESTMENT (A) -- 1.8%

                                                    SHARES            VALUE
                                               ---------------   ---------------
   Union Bank, N.A. Money Market Fund, 0.020%
      (Cost $436,756) .......................          436,756   $       436,756
                                                                 ---------------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $20,641,890 .....................                    $    23,713,700
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $23,685,366.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2009.

ADR  AMERICAN DEPOSITARY RECEIPT

BDR  BRAZILIAN DEPOSITARY RECEIPT

CL   CLASS

GDR  GLOBAL DEPOSITARY RECEIPT

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

INVESTMENTS IN
SECURITIES                          LEVEL 1       LEVEL 2+    LEVEL 3      TOTAL
--------------                    -----------   -----------   -------   -----------
Common Stock                      $10,291,064   $12,533,343     $--     $22,824,407
Preferred Stock                            --       452,537      --         452,537
Short-Term Investment                 436,756            --      --         436,756
                                  -----------   -----------     ---     -----------
Total Investments in Securities   $10,727,820   $12,985,880     $--     $23,713,700
                                  ===========   ===========     ===     ===========

+ REPRESENTS SECURITIES TRADING PRIMARILY OUTSIDE OF THE UNITED STATES, THE VALUES OF WHICH WERE ADJUSTED AS A RESULT OF SIGNIFICANT MARKET MOVEMENT FOLLOWING THE CLOSE OF LOCAL TRADING.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    SMALL CAP FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

SECTOR WEIGHTINGS+

                                   (BAR CHART)

Medical Products & Services              15.9%
Short-Term Investments                   10.9%
Insurance                                 9.2%
Machinery                                 7.6%
Oil, Gas & Consumable Fuels               5.8%
Food, Beverage & Tobacco                  5.6%
Semi-Conductors & Instruments             5.0%
Energy Equipment & Services               4.2%
Aerospace/Defense Equipment               4.1%
Business Services                         3.9%
Computer Hardware                         3.9%
Retail                                    3.0%
Containers & Packaging                    2.0%
Computer Software                         1.9%
Office Equipment & Supplies               1.9%
Shipping                                  1.9%
Phamaceuticals                            1.8%
Restaurants                               1.8%
Heating & Refrigeration Equipment         1.8%
Agriculture                               1.7%
Construction & Engineering                1.7%
Consumer Staples                          1.6%
Human Resource & Employment Services      1.4%
Broadcasting, Newspapers & Advertising    1.4%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 91.3%

                                                    SHARES            VALUE
                                               ---------------   ---------------
AEROSPACE/DEFENSE EQUIPMENT -- 4.2%
   Alliant Techsystems* ....................            11,200   $       871,136
   Triumph Group ...........................            18,240           853,814
                                                                 ---------------
                                                                       1,724,950
                                                                 ---------------
AGRICULTURE -- 1.8%
   Fresh Del Monte Produce* ................            34,000           738,140
                                                                 ---------------
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 1.5%
   Harmonic* ...............................           115,200           604,800
                                                                 ---------------
BUSINESS SERVICES -- 4.0%
   Broadridge Financial Solutions ..........            41,280           859,037
   Portfolio Recovery Associates* ..........            17,000           784,380
                                                                 ---------------
                                                                       1,643,417
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    SMALL CAP FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMPUTER HARDWARE -- 3.9%
   Diebold .................................            26,000   $       786,240
   NCR* ....................................            84,000           852,600
                                                                 ---------------
                                                                       1,638,840
                                                                 ---------------
COMPUTER SOFTWARE -- 1.9%
   Synopsys* ...............................            36,000           792,000
                                                                 ---------------
CONSTRUCTION & ENGINEERING -- 1.8%
   Chicago Bridge & Iron GDR ...............            39,000           733,590
                                                                 ---------------
CONSUMER STAPLES -- 1.7%
   Chattem* ................................            11,000           697,070
                                                                 ---------------
CONTAINERS & PACKAGING -- 2.1%
   Silgan Holdings .........................            16,000           860,000
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES -- 4.3%
   Oil States International* ...............            25,600           881,664
   Superior Energy Services* ...............            41,600           898,976
                                                                 ---------------
                                                                       1,780,640
                                                                 ---------------
FOOD, BEVERAGE & TOBACCO -- 5.7%
   Central European Distribution* ..........            25,000           777,750
   Hain Celestial Group* ...................            41,000           719,140
   Universal ...............................            20,800           865,072
                                                                 ---------------
                                                                       2,361,962
                                                                 ---------------
HEATING & REFRIGERATION EQUIPMENT -- 1.8%
   Lennox International ....................            22,000           740,740
                                                                 ---------------
HUMAN RESOURCE & EMPLOYMENT SERVICES -- 1.5%
   Heidrick & Struggles International ......            22,200           607,392
                                                                 ---------------
INSURANCE -- 9.4%
   American Equity Investment Life
      Holding ..............................           119,000           781,830
   Aspen Insurance Holdings Ltd. ...........            30,400           784,320
   Hanover Insurance Group .................            18,880           794,281
   Max Re Capital Ltd. .....................            35,000           722,750
   Reinsurance Group of America, Cl A ......            17,600           811,360
                                                                 ---------------
                                                                       3,894,541
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    SMALL CAP FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
MACHINERY -- 7.8%
   Crane ...................................            26,600   $       740,810
   Kennametal ..............................            35,000           824,600
   Robbins & Myers .........................            37,600           872,320
   Timken ..................................            36,000           793,080
                                                                 ---------------
                                                                       3,230,810
                                                                 ---------------
MEDICAL PRODUCTS & SERVICES -- 16.3%
   Amedisys* ...............................            19,200           763,968
   AMERIGROUP* .............................            30,400           670,320
   Health Net* .............................            46,000           685,860
   inVentiv Health* ........................            45,000           764,100
   Inverness Medical Innovations* ..........            21,000           798,210
   Psychiatric Solutions* ..................            37,000           763,680
   ResMed* .................................            17,600           866,096
   Universal Health Services, Cl B .........            13,000           723,450
   West Pharmaceutical Services ............            18,000           710,460
                                                                 ---------------
                                                                       6,746,144
                                                                 ---------------
OFFICE EQUIPMENT & SUPPLIES -- 2.0%
   Steelcase, Cl A .........................           143,000           825,110
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 5.9%
   Forest Oil* .............................            41,000           803,600
   Mariner Energy* .........................            61,000           777,140
   Rosetta Resources* ......................            64,720           875,662
                                                                 ---------------
                                                                       2,456,402
                                                                 ---------------
PHARMACEUTICALS -- 1.8%
   King Pharmaceuticals* ...................            76,000           769,880
                                                                 ---------------
RESTAURANTS -- 1.8%
   Jack in the Box* ........................            40,080           751,901
                                                                 ---------------
RETAIL -- 3.1%
   Deckers Outdoor* ........................             7,800           699,426
   Stage Stores ............................            50,000           590,000
                                                                 ---------------
                                                                       1,289,426
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    SMALL CAP FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
SEMI-CONDUCTORS & INSTRUMENTS -- 5.1%
   Atmel* ..................................           199,000   $       740,280
   ATMI* ...................................            52,000           787,800
   Intersil, Cl A ..........................            46,000           577,300
                                                                 ---------------
                                                                       2,105,380
                                                                 ---------------
SHIPPING -- 1.9%
   Diana Shipping ..........................            61,000           788,120
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $36,721,628) ...................                          37,781,255
                                                                 ---------------
SHORT-TERM INVESTMENTS (A) -- 11.1%
   HighMark Diversified Money Market Fund
      Fiduciary Shares, 0.380% .............         1,690,465         1,690,465
   HighMark U.S. Government Money Market
      Fund
      Fiduciary Shares, 0.150%  ............         1,690,464         1,690,464
   Union Bank, N.A. Money Market
      Fund, 0.020% .........................         1,219,070         1,219,070
                                                                 ---------------
   TOTAL SHORT-TERM INVESTMENTS
      (Cost $4,599,999) ....................                           4,599,999
                                                                 ---------------
   TOTAL INVESTMENTS -- 102.4%
      (Cost $41,321,627) ...................                     $    42,381,254
                                                                 ===============

PERCENTAGES ARE BASED ON NET ASSETS OF $41,395,943.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2009.

CL   CLASS

GDR  GLOBAL DEPOSITARY RECEIPT

LTD. LIMITED

As of October 31, 2009, all of the investments for the Cambiar Small Cap Fund are Level 1. For details of investment classifications, reference the Schedule of Investments.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

SECTOR WEIGHTINGS +

                                   (BAR CHART)

Oil, Gas & Consumable Fuels       16.4%
Purchased Options                 16.2%
Food, Beverage & Tobacco           7.7%
Energy Equipment & Services        6.8%
Computer Hardware                  6.2%
Business Services                  5.1%
Automobile Manufactures            5.0%
Short-Term Investments             4.4%
Railroads                          4.3%
Apparel/Textiles                   4.3%
Insurance                          3.6%
Motorcycle Manufacturers           3.6%
Investment Management Companies    3.3%
Office Equipment & Supplies        3.0%
Electronics Manufacturer           2.7%
Semi-Conductors & Instruments      2.7%
Construction & Engineering         2.4%
Retail                             2.3%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 73.1%

                                                    SHARES            VALUE
                                               ---------------   ---------------
APPAREL/TEXTILES -- 4.3%
   Adidas ..................................            20,000   $       929,532
                                                                 ---------------
BUSINESS SERVICES -- 5.0%
   Western Union ...........................            60,000         1,090,200
                                                                 ---------------
COMPUTER SOFTWARE -- 6.1%
   Symantec* ...............................            75,000         1,318,500
                                                                 ---------------
CONSTRUCTION & ENGINEERING -- 2.4%
   KBR .....................................            25,000           511,750
                                                                 ---------------
ELECTRONICS MANUFACTURER -- 2.7%
   Flextronics International Ltd.* .........            90,000           583,200
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES -- 6.6%
   Halliburton .............................            19,800           578,358
   Weatherford International* ..............            50,000           876,500
                                                                 ---------------
                                                                       1,454,858
                                                                 ---------------
FOOD, BEVERAGE & TOBACCO -- 7.6%
   Imperial Tobacco Group ..................            40,000         1,186,807
   Unilever ................................            15,000           463,350
                                                                 ---------------
                                                                       1,650,157
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

COMMON STOCK - CONTINUED

                                                    SHARES            VALUE
                                               ---------------   ---------------
INSURANCE -- 3.5%
   ACE Ltd. ................................            15,000   $       770,400
                                                                 ---------------
INVESTMENT MANAGEMENT COMPANIES -- 3.2%
   AllianceBernstein Holding ...............            26,000           701,480
                                                                 ---------------
MOTORCYCLE MANUFACTURERS -- 3.5%
   Piaggio .................................           300,000           765,758
                                                                 ---------------
OFFICE EQUIPMENT & SUPPLIES -- 2.9%
   Steelcase, Cl A .........................           110,000           634,700
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 16.2%
   Anadarko Petroleum ......................            10,000           609,300
   Devon Energy ............................            10,000           647,100
   Forest Oil* .............................            32,000           627,200
   Hess ....................................            20,000         1,094,800
   Rosetta Resources* ......................            40,000           541,200
                                                                 ---------------
                                                                       3,519,600
                                                                 ---------------
RAILROADS -- 4.3%
   Norfolk Southern ........................            20,000           932,400
                                                                 ---------------
RETAIL -- 2.2%
   Target ..................................            10,000           484,300
                                                                 ---------------
SEMI-CONDUCTORS & INSTRUMENTS -- 2.6%
   Intel ...................................            30,000           573,300
                                                                 ---------------
   TOTAL COMMON STOCK
      (Cost $12,851,620) ...................                          15,920,135
                                                                 ---------------
PREFERRED STOCK -- 4.9%
AUTOMOTIVE -- 4.9%
   Porsche Automobil Holding
      (Cost $1,187,757) ....................            14,000         1,075,366
                                                                 ---------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

PURCHASED OPTIONS -- 16.0%

                                                  CONTRACTS/
                                                    SHARES            VALUE
                                               ---------------   ---------------
APPAREL/TEXTILES -- 1.2%
   Adidas, European Call, Expires 12/17/10,
      Strike Price: $24.00* ................               200   $       262,630
                                                                 ---------------
COMMUNICATIONS & MEDIA -- 3.2%
   DIRECTV Group, Call, Expires 01/16/10,
      Strike Price: $17.50* ................               800           688,000
                                                                 ---------------
CONSUMER STAPLES -- 3.0%
   CVS Caremark, Call, Expires 01/22/11,
      Strike Price: $20.00* ................               400           648,000
                                                                 ---------------
ENERGY EQUIPMENT & SERVICES -- 0.7%
   Devon Energy, Call, Expires 04/17/10,
      Strike Price: $50.00* ................               100           157,000
                                                                 ---------------
OIL, GAS & CONSUMABLE FUELS -- 7.9%
   BP, Call, Expires 01/21/12, Strike
      Price: $40.00* .......................               600           978,000
   Total, European Call, Expires 06/18/10,
      Strike Price: $28.00* ................               400           746,577
                                                                 ---------------
                                                                       1,724,577
                                                                 ---------------
   TOTAL PURCHASED OPTIONS
      (Cost $3,035,170) ....................                           3,480,207
                                                                 ---------------
SHORT-TERM INVESTMENT (A) -- 4.3%
   Union Bank, N.A. Money  Market Fund,
      0.020% (Cost $933,234) ...............           933,234           933,234
                                                                 ---------------
   TOTAL INVESTMENTS -- 98.3%
      (Cost $18,007,781) ...................                     $    21,408,942
                                                                 ===============
WRITTEN OPTION -- (0.3) %
OIL, GAS & CONSUMABLE FUELS -- (0.03)%
   BP, Put, Expires 01/22/11, Strike
      Price: $50.00* .......................             (100)           (56,000)
                                                                 ---------------
   TOTAL WRITTEN OPTION
      (Premiums received ($88,498)) ........                     $       (56,000)
                                                                 ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR
                                                    AGGRESSIVE VALUE FUND
                                                    OCTOBER 31, 2009 (UNAUDITED)

PERCENTAGES ARE BASED ON NET ASSETS OF $21,789,093.

*    NON-INCOME PRODUCING SECURITY.

(A)  THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2009.

CL CLASS

LTD. LIMITED

Contracts For Differences held by the Fund at October 31, 2009, are as follows:

                                                  NUMBER OF
                                                  CONTRACTS                  UNREALIZED
TYPE OF                                              LONG      NOTIONAL     APPRECIATION
CONTRACT                           COUNTERPARTY    (SHORT)      AMOUNT     (DEPRECIATION)
--------                          -------------   ---------   ----------   --------------
Altria ........................   Goldman Sachs    120,000    $2,129,326      $ 43,875
BP ADR ........................   Goldman Sachs     20,000     1,101,427        30,973
DIRECTV Group .................   Goldman Sachs     60,000     1,615,134       (37,134)
DST Systems ...................   Goldman Sachs     30,000     1,192,921        58,379
El Paso .......................   Goldman Sachs    200,000     1,920,425        41,575
El Paso Pipeline Partners .....   Goldman Sachs    (20,000)     (369,981)      (43,419)
SABMiller .....................   Goldman Sachs    (25,000)     (581,965)      (78,609)
Sony ADR ......................   Goldman Sachs     50,000     1,343,238       126,262
State Street ..................   Goldman Sachs     (4,200)     (144,526)      (31,790)
Western Union .................   Goldman Sachs     40,000       731,472        (4,672)
                                                                              --------
                                                                              $105,440
                                                                              ========

As of October 31, 2009, all of the investments for the Cambiar Aggressive Fund are Level 1, except for Contracts For Differences which are Level 2. For details of investment classifications, reference the Schedule of Investments.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    OCTOBER 31, 2009 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                  INTERNATIONAL
                                                                   OPPORTUNITY       EQUITY
                                                                      FUND            FUND
                                                                 --------------   -------------
ASSETS:
Cost of securities ...........................................   $  874,552,743   $ 20,641,890
                                                                 ==============   ============
Investments in securities at value ...........................   $1,041,529,665   $ 23,713,700
Receivable for investment securities sold ....................       11,338,257             --
Unrealized gain on contracts for differences .................        1,841,341             --
Receivable for capital shares sold ...........................        1,141,976          7,500
Dividend and Interest receivable .............................          563,951         18,582
Receivable for dividend tax reclaim ..........................               --         20,010
Prepaid Expenses .............................................           17,814         10,188
                                                                 --------------   ------------
      Total Assets ...........................................    1,056,433,004     23,769,980
                                                                 --------------   ------------
LIABILITIES:
Payable for investment securities purchased ..................       19,805,608         33,082
Payable for capital shares redeemed ..........................        1,486,209              9
Investment adviser fees payable ..............................          703,348         13,659
Shareholder servicing fees payable ...........................          169,092         10,137
Administrative fees payable ..................................           59,809          1,418
Trustees' fees payable .......................................            6,811            150
Chief Compliance Officer fees payable ........................            4,738            102
Accrued expenses .............................................          354,580         26,057
                                                                 --------------   ------------
      Total Liabilities ......................................       22,590,195         84,614
                                                                 --------------   ------------
   NET ASSETS ................................................   $1,033,842,809   $ 23,685,366
                                                                 ==============   ============
NET ASSETS:
Paid-in Capital ..............................................   $1,387,623,202   $ 30,855,274
Undistributed net investment income ..........................        8,051,161        198,385
Accumulated net realized loss on investments and foreign
   currency transactions .....................................     (530,649,817)   (10,441,915)
Net unrealized appreciation on investments and
   written options ...........................................      166,976,922      3,071,810
Net unrealized appreciation on contracts for differences .....        1,841,341             --
Net unrealized appreciation (depreciation) on foreign currency contracts, foreign currencies and translation of other
   assets and liabilities denominated in foreign currencies ..               --          1,812
                                                                 --------------   ------------
   NET ASSETS ................................................   $1,033,842,809   $ 23,685,366
                                                                 ==============   ============
INVESTOR CLASS SHARES:
Net Assets ...................................................   $  725,171,475   $ 23,685,366
Total shares outstanding at end of period ....................       50,626,962      1,488,947
Net Asset Value Price Per Share
   (Net Assets / Shares Outstanding) .........................   $        14.32   $      15.91
INSTITUTIONAL CLASS SHARES:
Net Assets ...................................................   $  308,671,334            n/a
Total shares outstanding at end of period ....................       21,518,661            n/a
Net Asset Value Price Per Share
   (Net Assets / Shares Outstanding) .........................   $        14.34            n/a

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    OCTOBER 31, 2009 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     SMALL CAP     AGGRESSIVE
                                                                       FUND        VALUE FUND
                                                                   ------------   -----------
ASSETS:
Cost of securities .............................................   $ 41,321,627   $18,007,781
Premiums received from written option ..........................             --       (88,498)
                                                                   ============   ===========
Investments in securities at value .............................   $ 42,381,254   $21,408,942
Cash held as collateral for contract for differences (Note 2) ..             --       350,000
Receivable for investment securities sold ......................             --       886,782
Unrealized gain on contracts for differences ...................             --       105,440
Receivable for capital shares sold .............................        645,143         1,326
Dividend and Interest receivable ...............................         16,543            15
Receivable for dividend tax reclaim ............................             --         5,828
Prepaid Expenses ...............................................         14,118        11,638
                                                                   ------------   -----------
      Total Assets .............................................     43,057,058    22,769,971
                                                                   ------------   -----------
LIABILITIES:
Payable for investment securities purchased ....................      1,574,312       871,308
Payable for capital shares redeemed ............................         16,179           763
Investment adviser fees payable ................................         28,158        14,313
Shareholder servicing fees payable .............................         28,482         4,172
Administrative fees payable ....................................          2,799         1,289
Trustees' fees payable .........................................            314            98
Chief Compliance Officer fees payable ..........................            214            90
Payable for closed contracts for differences ...................             --        12,046
Written option, at value .......................................             --        56,000
Accrued expenses ...............................................         10,657        20,799
                                                                   ------------   -----------
      Total Liabilities ........................................      1,661,115       980,878
                                                                   ------------   -----------
   NET ASSETS ..................................................   $ 41,395,943   $21,789,093
                                                                   ============   ===========
NET ASSETS:
Paid-in-Capital ................................................   $ 55,047,715   $23,937,112
Undistributed net investment income (accumulated net
   investment loss) ............................................       (112,062)       25,028
Accumulated net realized loss on investments, written options
   and foreign currency transactions ...........................    (14,599,337)   (5,712,354)
Net unrealized appreciation on investments and
   written options .............................................      1,059,627     3,433,659
Net unrealized appreciation on contracts for differences .......             --       105,440
Net unrealized appreciation on foreign currency contracts,
   foreign currencies and translation of other assets and
   liabilities denominated in foreign currencies ...............             --           208
                                                                   ------------   -----------
   NET ASSETS ..................................................   $ 41,395,943   $21,789,093
                                                                   ============   ===========
INVESTOR CLASS SHARES:
Net Assets .....................................................   $ 40,588,030   $21,789,093
Total shares outstanding at end of period ......................      3,438,816     2,520,703
Net Asset Value Price Per Share
   (Net Assets / Shares Outstanding) ...........................   $      11.80   $      8.64
INSTITUTIONAL CLASS SHARES:
Net Assets .....................................................   $    807,913           n/a
Total shares outstanding at end of period ......................         68,290           n/a
Net Asset Value Price Per Share
   (Net Assets / Shares Outstanding) ...........................   $      11.83           n/a

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    FOR THE SIX MONTHS ENDED
                                                    OCTOBER 31, 2009 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                                       INTERNATIONAL
                                                                         OPPORTUNITY       EQUITY
                                                                            FUND            FUND
                                                                        ------------   -------------
INVESTMENT INCOME
Dividends ...........................................................   $ 11,418,461    $  372,758
Less: Foreign Taxes Withheld ........................................       (113,731)      (25,784)
                                                                        ------------    ----------
TOTAL INVESTMENT INCOME .............................................     11,304,730       346,974
                                                                        ------------    ----------
EXPENSES
Investment Advisory Fees ............................................      4,592,523       118,657
Shareholder Servicing Fees -- Investor Class ........................        881,931        22,601
Administration Fees .................................................        331,611         7,769
Trustees' Fees ......................................................         14,689           331
Chief Compliance Officer Fees .......................................          7,690           174
Transfer Agent Fees .................................................        261,360        15,296
Printing Fees .......................................................        157,144         3,588
Legal Fees ..........................................................         46,360         1,004
Registration & Filing Fees ..........................................         20,113         9,472
Custodian Fees ......................................................         17,529         8,044
Audit Fees ..........................................................          9,844         9,652
Other Expenses ......................................................         17,733         5,867
                                                                        ------------    ----------
   TOTAL EXPENSES ...................................................      6,358,527       202,455
                                                                        ------------    ----------
Less:
   Investment advisory fees waiver ..................................       (890,573)      (55,429)
   Fees Paid Indirectly (Note 3) ....................................         (1,342)         (111)
                                                                        ------------    ----------
   NET EXPENSES .....................................................      5,466,612       146,915
                                                                        ------------    ----------
NET INVESTMENT INCOME ...............................................      5,838,118       200,059
                                                                        ------------    ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................    (11,218,458)    2,216,239
NET REALIZED GAIN ON CONTRACTS FOR DIFFERENCES ......................        300,180            --
NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS ..................         (3,172)       (1,594)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS ................    214,874,590     3,370,482
NET CHANGE IN UNREALIZED APPRECIATION ON CONTRACTS FOR DIFFERENCES ..      1,841,341            --
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   ON FOREIGN CURRENCIES AND TRANSLATION OF OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ................             --         1,854
                                                                        ------------    ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ...........    205,794,481     5,586,981
                                                                        ------------    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..........................   $211,632,599    $5,787,040
                                                                        ============    ==========

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                     CAMBIAR FUNDS
                                                    FOR THE SIX MONTHS ENDED
                                                    OCTOBER 31, 2009 (UNAUDITED)

STATEMENTS OF OPERATIONS

                                                                SMALL CAP   AGGRESSIVE
                                                                  FUND      VALUE FUND
                                                               ----------   ----------
INVESTMENT INCOME
Dividends ..................................................   $  187,850   $  181,238
Less: Foreign Taxes Withheld ...............................           --       (5,345)
                                                               ----------   ----------
TOTAL INVESTMENT INCOME ....................................      187,850      175,893
                                                               ----------   ----------
EXPENSES
Investment Advisory Fees ...................................      240,459      100,575
Shareholder Servicing Fees -- Investor Class ...............       56,296       21,967
Administration Fees ........................................       15,742        6,912
Trustees' Fees .............................................          689          260
Chief Compliance Officer Fees ..............................          363          157
Transfer Agent Fees ........................................       30,413       14,946
Printing Fees ..............................................        7,433        3,232
Legal Fees .................................................        2,102          927
Registration & Filing Fees .................................       17,941       12,870
Custodian Fees .............................................        2,619        5,078
Audit Fees .................................................        9,657        9,652
Other Expenses .............................................        1,401          643
                                                               ----------   ----------
   TOTAL EXPENSES ..........................................      385,115      177,219
                                                               ----------   ----------
Less:
   Investment advisory fees waiver .........................      (88,153)     (26,331)
   Fees Paid Indirectly (Note 3) ...........................         (202)         (23)
                                                               ----------   ----------
   NET EXPENSES ............................................      296,760      150,865
                                                               ----------   ----------
NET INVESTMENT INCOME (LOSS) ...............................     (108,910)      25,028
                                                               ----------   ----------
NET REALIZED GAIN ON INVESTMENTS ...........................    4,192,061    4,379,002
NET REALIZED GAIN ON WRITTEN OPTIONS .......................           --       28,737
NET REALIZED GAIN ON CONTRACTS FOR DIFFERENCES .............           --      204,271
NET REALIZED LOSS ON FOREIGN CURRENCY TRANSACTIONS .........           --         (800)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS .......    5,683,832    1,305,350
NET CHANGE IN UNREALIZED APPRECIATION ON
   CONTRACTS FOR DIFFERENCES ...............................           --      306,299
NET CHANGE IN UNREALIZED APPRECIATION ON WRITTEN OPTIONS ...           --       57,498
NET CHANGE IN UNREALIZED DEPRECIATION ON FOREIGN
   CURRENCIES AND TRANSLATION OF OTHER ASSETS AND
   LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...........           --         (240)
                                                               ----------   ----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ..    9,875,893    6,280,117
                                                               ----------   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................   $9,766,983   $6,305,145
                                                               ==========   ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS            YEAR
                                                                 ENDED             ENDED
                                                           OCTOBER 31, 2009      APRIL 30,
                                                              (UNAUDITED)           2009
                                                           ----------------   ---------------
OPERATIONS:
   Net Investment Income ...............................    $    5,838,118    $    11,233,129
   Net Realized Loss on Investments ....................       (11,218,458)      (516,263,055)
   Net Realized Gain on Contracts for Differences ......           300,180                 --
   Net Realized Loss on Foreign Currency Transactions ..            (3,172)           (28,154)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Contracts for Differences .....       216,715,931       (216,540,770)
                                                            --------------    ---------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..................................       211,632,599       (721,598,850)
                                                            --------------    ---------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income:
      Investor Class Shares ............................                --         (5,613,515)
      Institutional Class Shares .......................                --         (2,936,706)
   Realized Capital Gains:
      Investor Class Shares ............................                --        (13,277,301)
      Institutional Class Shares .......................                --         (4,786,577)
                                                            --------------    ---------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...................                --        (26,614,099)
                                                            --------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Investor Shares
      Issued ...........................................        85,444,324        678,896,628
      Reinvestment of Distributions ....................                --         15,041,722
      Redeemed .........................................      (151,512,326)      (668,149,432)
                                                            --------------    ---------------
   Net Increase (Decrease) in Net Assets from
      Institutional Share Transactions .................       (66,068,002)        25,788,918
                                                            --------------    ---------------
   Institutional Shares
      Issued ...........................................        91,758,418        202,602,626
      Reinvestment of Distributions ....................                --          7,473,993
      Redeemed .........................................       (72,565,768)      (502,426,785)
                                                            --------------    ---------------
   Net Increase (Decrease) in Net Assets from
      Institutional Share Transactions .................        19,192,650       (292,350,166)
                                                            --------------    ---------------
   NET DECREASE IN NET ASSETS FROM CAPITAL
      SHARE TRANSACTIONS ...............................       (46,875,352)      (266,561,248)
                                                            --------------    ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............       164,757,247     (1,014,774,197)
NET ASSETS:
   Beginning of period .................................       869,085,562      1,883,859,759
                                                            --------------    ---------------
   End of period (including undistributed net
      investment income of $8,051,161 and
      $2,213,043 respectively) .........................    $1,033,842,809    $   869,085,562
                                                            ==============    ===============
SHARE TRANSACTIONS:
   Investor Shares
      Issued ...........................................         6,431,776         52,032,952
      Reinvestment of Distributions ....................                --          1,407,848
      Redeemed .........................................       (11,346,644)       (56,081,400)
                                                            --------------    ---------------
   Total Decrease in Investor Shares ...................        (4,914,868)        (2,640,600)
                                                            --------------    ---------------
   Institutional Shares
      Issued ...........................................         6,723,321         12,422,735
      Reinvestment of Distributions ....................                --            697,106
      Redeemed .........................................        (5,679,124)       (35,397,787)
                                                            --------------    ---------------
   Total Increase (Decrease) in Institutional Shares ...         1,044,197        (22,277,946)
                                                            --------------    ---------------
   NET DECREASE IN SHARES OUTSTANDING ..................        (3,870,671)       (24,918,546)
                                                            ==============    ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS          YEAR
                                                                        ENDED            ENDED
                                                                  OCTOBER 31, 2009     APRIL 30,
                                                                     (UNAUDITED)         2009
                                                                  ----------------   ------------
OPERATIONS:
   Net Investment Income ......................................     $   200,059      $    277,446
   Net Realized Gain (Loss) on Investments ....................       2,216,239       (10,002,050)
   Net Realized Loss on Contracts for Differences .............              --        (2,362,111)
   Net Realized Gain (Loss) on Foreign Currency Transactions ..          (1,594)          158,648
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Contracts for Differences ............       3,370,482        (8,583,844)
   Net Change in Unrealized Appreciation on Foreign
      Currencies and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies ...........           1,854             8,681
                                                                    -----------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...............................       5,787,040       (20,503,230)
                                                                    -----------      ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ......................................              --          (240,096)
   Realized Capital Gains .....................................              --        (2,081,041)
   Return of Capital ..........................................              --           (26,208)
                                                                    -----------      ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ..........................              --        (2,347,345)
                                                                    -----------      ------------
CAPITAL SHARE TRANSACTIONS:
   Issued .....................................................       1,108,316         4,085,710
   Reinvestment of Distributions ..............................              --         2,347,292
   Redemption Fees -- Note 2 ..................................              50             3,498
   Redeemed ...................................................      (1,920,469)       (8,484,948)
                                                                    -----------      ------------
   NET DECREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS ..............................        (812,103)       (2,048,448)
                                                                    -----------      ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....................       4,974,937       (24,899,023)
NET ASSETS:
   Beginning of period ........................................      18,710,429        43,609,452
                                                                    -----------      ------------
   End of period (including undistributed/(distributions
      in excess of) net investment income of $198,385 and
      ($1,674) respectively) ..................................     $23,685,366      $ 18,710,429
                                                                    ===========      ============
SHARE TRANSACTIONS:
   Issued .....................................................          76,360           317,963
   Reinvestment of Distributions ..............................              --           194,367
   Redeemed ...................................................        (131,815)         (654,804)
                                                                    -----------      ------------
   NET DECREASE IN SHARES OUTSTANDING .........................         (55,455)         (142,474)
                                                                    ===========      ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR
                                                                  SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        SIX MONTHS          YEAR
                                                                           ENDED            ENDED
                                                                     OCTOBER 31, 2009     APRIL 30,
                                                                        (UNAUDITED)         2009
                                                                     ----------------   ------------
OPERATIONS:
   Net Investment Loss ...........................................     $   (108,910)    $   (214,773)
   Net Realized Gain (Loss) on Investments .......................        4,192,061      (14,486,685)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments .............................................        5,683,832       (5,777,461)
                                                                       ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS .................................................        9,766,983      (20,478,919)
                                                                       ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Investor Shares
      Issued .....................................................       14,491,549       15,311,178
      Redemption Fees -- Note 2 ..................................            5,034            4,483
      Redeemed ...................................................      (22,707,397)     (24,587,632)
                                                                       ------------     ------------
   Net Decrease in Net Assets from Investor Share Transactions ...       (8,210,814)      (9,271,971)
                                                                       ------------     ------------
   Institutional Shares
      Issued .....................................................               --          655,735
      Redemption Fees -- Note 2 ..................................               15               --
      Redeemed ...................................................             (100)             (50)
                                                                       ------------     ------------
   Net Increase (Decrease) in Net Assets from Institutional
      Share Transactions .........................................              (85)         655,685
                                                                       ------------     ------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS ..................       (8,210,899)      (8,616,286)
                                                                       ------------     ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .......................        1,556,084      (29,095,205)
NET ASSETS:
   Beginning of period ...........................................       39,839,859       68,935,064
                                                                       ------------     ------------
   End of period (including accumulated net investment
      loss of $112,062 and $3,152, respectively) .................     $ 41,395,943     $ 39,839,859
                                                                       ============     ============
SHARE TRANSACTIONS:
   Investor Shares
      Issued .....................................................        1,230,066        1,475,468
      Redeemed ...................................................       (1,876,316)      (2,487,184)
                                                                       ------------     ------------
   Total Decrease in Investor Shares .............................         (646,250)      (1,011,716)
                                                                       ------------     ------------
   Institutional Shares
      Issued .....................................................               --           68,306
      Redeemed ...................................................              (10)              (6)
                                                                       ------------     ------------
   Total Increase (Decrease) in Institutional Shares .............              (10)          68,300
                                                                       ------------     ------------
   NET DECREASE IN SHARES OUTSTANDING ............................         (646,260)        (943,416)
                                                                       ============     ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS          YEAR
                                                                              ENDED            ENDED
                                                                        OCTOBER 31, 2009     APRIL 30,
                                                                           (UNAUDITED)         2009
                                                                        ----------------   ------------
OPERATIONS:
   Net Investment Income ............................................     $    25,028      $     46,414
   Net Realized Gain (Loss) on Investments and Written Options ......       4,407,739        (9,327,288)
   Net Realized Gain (Loss) on Contracts for Differences ............         204,271          (883,047)
   Net Realized Loss on Foreign Currency Transactions ...............            (800)          (10,357)
   Net Change in Unrealized Appreciation on Investments,
      Contracts for Differences and Written Options .................       1,669,147           161,384
   Net Change in Unrealized Appreciation (Depreciation) on
      Foreign Currencies and Translation of Other Assets and
      Liabilities Denominated in Foreign Currencies .................            (240)              444
                                                                          -----------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..       6,305,145       (10,012,450)
                                                                          -----------      ------------
DIVIDENDS AND DISTRIBUTIONS:
   Realized Gains ...................................................              --          (476,354)
   Return of Capital ................................................              --              (332)
                                                                          -----------      ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................              --          (476,686)
                                                                          -----------      ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...........................................................       1,578,103        12,377,877
   Reinvestment of Distributions ....................................              --           476,686
   Redemption Fees -- Note 2 ........................................           1,549            19,513
   Redeemed .........................................................      (2,715,509)       (7,686,142)
                                                                          -----------      ------------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS ..........      (1,135,857)        5,187,934
                                                                          -----------      ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................       5,169,288        (5,301,202)
NET ASSETS:
   Beginning of period ..............................................      16,619,805        21,921,007
                                                                          -----------      ------------
   End of period (including undistributed net investment
      income of $25,028 and $0, respectively) .......................     $21,789,093      $ 16,619,805
                                                                          ===========      ============
SHARE TRANSACTIONS:
   Issued ...........................................................         198,647         1,847,127
   Reinvestment of Distributions ....................................              --            88,765
   Redeemed .........................................................        (341,168)       (1,307,986)
                                                                          -----------      ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING
      FROM SHARE TRANSACTIONS .......................................        (142,521)          627,906
                                                                          ===========      ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               INVESTOR CLASS SHARES*
                                       -----------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED
                                       OCTOBER 31,                     YEAR ENDED APRIL 30,
                                           2009      ---------------------------------------------------------
                                       (UNAUDITED)     2009         2008         2007        2006       2005
                                       -----------   --------    ----------   ----------   --------   --------
Net Asset Value,
   Beginning of Period .............   $  11.43      $  18.65    $    20.97   $    18.98   $  16.31   $  14.91
Income (Loss) from
   Operations:
Net Investment Income(1) ...........       0.08          0.11          0.03         0.09       0.09       0.05
Net Realized and Unrealized
   Gain (Loss) .....................       2.81         (7.04)        (1.45)        2.25       2.66       1.41
                                       --------      --------    ----------   ----------   --------   --------
Total from Operations ..............       2.89         (6.93)        (1.42)        2.34       2.75       1.46
                                       --------      --------    ----------   ----------   --------   --------
Dividends and Distributions:
Net Investment Income ..............         --         (0.09)        (0.06)       (0.09)     (0.04)     (0.06)
Net Realized Gain ..................         --         (0.20)        (0.84)       (0.26)     (0.04)        --
                                       --------      --------    ----------   ----------   --------   --------
Total Dividends and Distributions ..         --         (0.29)        (0.90)       (0.35)     (0.08)     (0.06)
                                       --------      --------    ----------   ----------   --------   --------
Net Asset Value,
   End of Period ...................   $  14.32      $  11.43    $    18.65   $    20.97   $  18.98   $  16.31
                                       ========      ========    ==========   ==========   ========   ========
TOTAL RETURN+ ......................      25.28%       (37.05)%       (6.90)%      12.37%     16.87%      9.78%
                                       ========      ========    ==========   ==========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) .....................   $725,172      $634,969    $1,085,391   $1,676,270   $916,371   $296,946
Ratio of Expenses to
   Average Net Assets ..............       1.20%**       1.20%         1.20%        1.20%      1.20%      1.51%
Ratio of Expenses to
   Average Net Assets
   (Excluding Waivers and
   Fees Paid Indirectly) ...........       1.39%**       1.35%         1.31%        1.29%      1.34%      1.64%
Ratio of Net Investment
   Income to Average
   Net Assets ......................       1.15%**       0.83%         0.16%        0.48%      0.51%      0.30%
Portfolio Turnover Rate ............         51%***       131%           67%          59%        38%        43%

* PRIOR TO NOVEMBER 3, 2005, INVESTOR CLASS SHARES WERE OFFERED AS INSTITUTIONAL CLASS SHARES.

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              CAMBIAR OPPORTUNITY
                                                             FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              INSTITUTIONAL CLASS SHARES
                                             -------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED         YEAR        YEAR        YEAR     NOVEMBER 3,
                                             OCTOBER 31,      ENDED      ENDED       ENDED       2005* TO
                                                 2009      APRIL 30,   APRIL 30,   APRIL 30,    APRIL 30,
                                             (UNAUDITED)      2009        2008        2007         2006
                                             -----------   ---------   ---------   ---------   -----------
Net Asset Value,
   Beginning of Period ...................   $  11.43      $  18.68    $  21.00    $  18.99    $  17.27
Income (Loss) from Operations:
Net Investment Income(1) .................       0.09          0.14        0.08        0.15        0.07
Net Realized and Unrealized Gain (Loss) ..       2.82         (7.07)      (1.44)       2.25        1.74
                                             --------      --------    --------    --------    --------
Total from Operations ....................       2.91         (6.93)      (1.36)       2.40        1.81
                                             --------      --------    --------    --------    --------
Dividends and Distributions:
Net Investment Income ....................         --         (0.12)      (0.12)      (0.13)      (0.05)
Net Realized Gain ........................         --         (0.20)      (0.84)      (0.26)      (0.04)
                                             --------      --------    --------    --------    --------
Total Dividends and Distributions ........         --         (0.32)      (0.96)      (0.39)      (0.09)
                                             --------      --------    --------    --------    --------
Net Asset Value, End of Period ...........   $  14.34      $  11.43    $  18.68    $  21.00    $  18.99
                                             ========      ========    ========    ========    ========
TOTAL RETURN+ ............................      25.46%       (36.94)%     (6.60)%     12.67%      10.49%
                                             ========      ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) ...........................   $308,671      $234,117    $798,469    $965,942    $957,570
Ratio of Expenses to Average
   Net Assets ............................       0.95%**       0.95%       0.95%       0.95%       0.95%**
Ratio of Expenses to Average
   Net Assets (Excluding Waivers,
   Expense Reimbursements and
   Fees Paid Indirectly) .................       1.14%**       1.08%       1.05%       1.03%       1.07%**
Ratio of Net Investment Income to
   Average Net Assets ....................       1.37%**       0.99%       0.40%       0.76%       0.80%**
Portfolio Turnover Rate ..................         51%***       131%         67%         59%         38%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISOR NOT WAIVED A PORTION OF ITS FEE.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            CAMBIAR INTERNATIONAL
                                                           EQUITY FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX MONTHS
                                                        ENDED
                                                     OCTOBER 31,                      YEAR ENDED APRIL 30,
                                                        2009       ----------------------------------------------------------
                                                     (UNAUDITED)     2009          2008        2007         2006        2005
                                                     -----------   -------       -------     -------      -------     -------
Net Asset Value, Beginning of Period .............   $ 12.11       $ 25.85       $ 26.27     $ 26.05      $ 22.17     $ 20.43
Income (Loss) from Operations:
Net Investment Income(1) .........................      0.13          0.16          0.15        0.23         0.25        0.11
Net Realized and Unrealized Gain (Loss) ..........      3.67        (12.44)         1.73        3.50         6.06        1.65
                                                     -------       -------       -------     -------      -------     -------
Total from Operations ............................      3.80        (12.28)         1.88        3.73         6.31        1.76
                                                     -------       -------       -------     -------      -------     -------
Dividends and Distributions:
Net Investment Income ............................        --         (0.14)        (0.20)      (0.16)       (0.03)      (0.02)
Net Realized Gain ................................        --         (1.31)        (2.10)      (3.40)       (2.40)         --
Return of Capital ................................        --         (0.01)           --          --           --          --
                                                     -------       -------       -------     -------      -------     -------
Total Dividends and Distributions ................        --         (1.46)        (2.30)      (3.56)       (2.43)      (0.02)
                                                     -------       -------       -------     -------      -------     -------
Redemption Fees ..................................      0.00(2)       0.00(2)       0.00(2)     0.05         0.00(2)       --
                                                     -------       -------       -------     -------      -------     -------
Net Asset Value, End of Period ...................   $ 15.91       $ 12.11       $ 25.85     $ 26.27      $ 26.05     $ 22.17
                                                     =======       =======       =======     =======      =======     =======
TOTAL RETURN+ ....................................     31.38%+++    (47.44)%+++     6.85%      15.61%+++    30.65%       8.62%
                                                     =======       =======       =======     =======      =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
   (Thousands) ...................................   $23,685       $18,710       $43,609     $39,631      $42,150     $28,388
Ratio of Expenses to Average Net Assets ..........      1.30%*        1.38%(3)      1.50%       1.50%        1.50%       1.63%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid Indirectly) ..      1.79%*        1.65%         1.52%       1.53%        1.50%       1.63%
Ratio of Net Investment
   Income to Average
   Net Assets ....................................      1.77%*        1.00%         0.56%       0.91%        1.08%       0.52%
Portfolio Turnover Rate ..........................        47%**        161%          114%         92%         102%         63%

*    ANNUALIZED

**   PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.39%.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR
                                                                  SMALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  INVESTOR CLASS SHARES
                                                        ------------------------------------------------------------------------
                                                        SIX MONTHS
                                                           ENDED         YEAR       YEAR        YEAR        YEAR      AUGUST 31,
                                                        OCTOBER 31,     ENDED       ENDED       ENDED       ENDED      2004* TO
                                                            2009      APRIL 30,   APRIL 30,   APRIL 30,   APRIL 30,    APRIL 30,
                                                        (UNAUDITED)      2009       2008        2007        2006         2005
                                                        -----------   ---------   ---------   ---------   ---------   ----------
Net Asset Value,
   Beginning of Period ..............................    $  9.59      $ 13.53     $ 16.43     $ 14.86     $ 11.13     $ 10.00
Income (Loss) from Operations:
Net Investment Loss(1) ..............................      (0.03)       (0.05)      (0.06)      (0.11)      (0.12)      (0.05)
Net Realized and Unrealized Gain (Loss) .............       2.24        (3.89)      (2.15)       1.97        4.57        1.26
                                                         -------      -------     -------     -------     -------     -------
Total from Operations ...............................       2.21        (3.94)      (2.21)       1.86        4.45        1.21
                                                         -------      -------     -------     -------     -------     -------
Dividends and Distributions:
Net Investment Income ...............................         --           --          --          --       (0.03)      (0.03)
Net Realized Gain ...................................         --           --       (0.69)      (0.29)      (0.69)      (0.05)
                                                         -------      -------     -------     -------     -------     -------
Total Dividends and Distributions ...................         --           --       (0.69)      (0.29)      (0.72)      (0.08)
                                                         -------      -------     -------     -------     -------     -------
Redemption Fees .....................................       0.00(2)      0.00(2)     0.00(2)     0.00(2)     0.00(2)       --
                                                         -------      -------     -------     -------     -------     -------
Net Asset Value,
   End of Period ....................................    $ 11.80      $  9.59     $ 13.53     $ 16.43     $ 14.86      $11.13
                                                         =======      =======     =======     =======     =======     =======
TOTAL RETURN+ .......................................      23.04%++    (29.12)%+++ (13.55)%     12.63%+++   40.98%+++   12.09%+++
                                                         =======      =======     =======     =======     =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...............    $40,588      $39,184     $68,935     $72,130     $13,654      $2,220
Ratio of Expenses to Average Net Assets .............       1.30%**      1.32%(3)    1.43%       1.50%       1.69%       1.85%**
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Fees Paid Indirectly) .....       1.69%**      1.58%       1.46%       1.55%       3.00%       6.55%**
Ratio of Net Investment Loss to Average Net Assets ..      (0.48)%**    (0.42)%     (0.42)%     (0.72)%     (0.90)%     (0.63)%**
Portfolio Turnover Rate .............................         51%***      103%         124%        81%         91%         36%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.34%.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                   CAMBIAR
                                                                  SMALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          INSTITUTIONAL CLASS SHARES
                                                                                          ---------------------------
                                                                                          SIX MONTHS
                                                                                             ENDED        OCTOBER 31,
                                                                                          OCTOBER 31,      2008* TO
                                                                                             2009          APRIL 30,
                                                                                          (UNAUDITED)        2009
                                                                                          -----------     -----------
Net Asset Value, Beginning of Period ..................................................     $ 9.60           $ 9.60
Income (Loss) from Operations:
Net Investment Income (Loss)(1) .......................................................      (0.01)            0.01
Net Realized and Unrealized Loss ......................................................       2.24            (0.01)
                                                                                            ------           ------
Total from Operations .................................................................       2.23               --
                                                                                            ------           ------
Redemption Fees .......................................................................       0.00(2)            --
                                                                                            ------           ------
Net Asset Value, End of Period ........................................................     $11.83           $ 9.60
                                                                                            ======           ======
TOTAL RETURN+ .........................................................................      23.23%            0.00%
                                                                                            ======           ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) .................................................     $  808           $  656
Ratio of Expenses to Average Net Assets ...............................................       1.05%**(4)       1.05%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) ..       1.44%**          1.66%**
Ratio of Net Investment Income to Average Net Assets ..................................      (0.24)%**         0.12%**
Portfolio Turnover Rate ...............................................................         51%***          103%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED.

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISOR NOT WAIVED A PORTION OF ITS FEE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

(3) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.10%.

(4) THE EXPENSE RATIO INCLUDES FEES PAID INDIRECTLY. HAD THESE FEES BEEN EXCLUDED THE RATIO WOULD HAVE BEEN 1.06%

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               CAMBIAR AGGRESSIVE
                                                              VALUE FUND

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 SIX MONTHS
                                                                    ENDED         YEAR     AUGUST 31,
                                                                 OCTOBER 31,     ENDED      2007* TO
                                                                    2009       APRIL 30,    APRIL 30,
                                                                 (UNAUDITED)     2009         2008
                                                                 -----------   ---------   ----------
Net Asset Value, Beginning of Period .........................     $  6.24      $ 10.77     $ 10.00
Income (Loss) from Operations:
Net Investment Income (Loss)(1) ..............................        0.01         0.02       (0.03)
Net Realized and Unrealized Gain (Loss) ......................        2.39        (4.42)       0.81
                                                                   -------      -------     -------
Total from Operations ........................................        2.40        (4.40)       0.78
                                                                   -------      -------     -------
Dividends:
Net Investment Income ........................................          --           --       (0.01)
Net Realized Gain                                                       --        (0.14)         --
Return of Capital ............................................          --           --(2)       --
                                                                   -------      -------     -------
Total Dividends ..............................................          --        (0.14)      (0.01)
                                                                   -------      -------     -------
Redemption Fees ..............................................        0.00(2)      0.01        0.00(2)
                                                                   -------      -------     -------
Net Asset Value, End of Period ...............................     $  8.64      $  6.24     $ 10.77
                                                                   =======      =======     =======
TOTAL RETURN+ ................................................       38.46%      (40.52)%      7.83%
                                                                   =======      =======     =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ........................     $21,789      $16,620     $21,921
Ratio of Expenses to Average Net Assets ......................        1.50%**      1.50%       1.50%**
Ratio of Expenses to Average Net Assets (Excluding Waivers,
   Expense Reimbursements and Fees Paid Indirectly) ..........        1.76%**      1.70%       2.23%**
Ratio of Net Investment Income (Loss) to Average Net Assets ..        0.25%**      0.25%      (0.46)%**
Portfolio Turnover Rate ......................................         121%**       296%        184%***

*    COMMENCEMENT OF OPERATIONS

**   ANNUALIZED

***  PORTFOLIO TURNOVER IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1)  PER SHARE DATA CALCULATED USING THE AVERAGE SHARES METHOD.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund (collectively the "Funds," individually a "Fund"). Each of the Funds seeks total return and capital preservation, except for the Aggressive Value Fund, which seeks long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

On October 31, 2008, the Cambiar Small Cap Institutional Class Shares commenced operations.

Effective September 1, 2009, the Cambiar Conquistador Fund changed its name to the Cambiar Small Cap Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") has issued FASB ACS 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead,

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of October 31, 2009.

The following is a summary of the significant accounting policies followed by the Funds:

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     The Cambiar International Equity Fund uses FT Interactive ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

     Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     the Funds' Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee Meeting be called. In addition, the Funds' Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee Meeting should be called based on the information provided.

     As of October 31, 2009, the total market value of securities valued in accordance with the Fair Value Procedures was $12,985,878 and represented 54.8% of net assets in the Cambiar International Equity Fund.

     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, ASC 820 (formerly FASB Statement No. 157), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

     Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have has the ability to access at the measurement date;

     Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For the six months ended October 31, 2009, there have been no significant changes to the Funds' fair valuation methodologies.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     The Cambiar International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Cambiar International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid.

     OPTIONS -- The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

     Written option transactions entered into during the six months ended October 31, 2009 are summarized as follows:

                                       CAMBIAR AGGRESSIVE
                                           VALUE FUND
                                      --------------------
                                      NUMBER OF
                                      CONTRACTS    PREMIUM
                                      ---------   --------
Balance at the beginning of year ..      100      $ 49,200
Written ...........................      175       106,222
Expired ...........................       --            --
Closing Buys ......................     (175)      (66,924)
                                        ----      --------
Balance at the end of year ........      100      $ 88,498
                                        ====      ========

     CONTRACTS FOR DIFFERENCES -- The Funds are authorized to enter into various contracts, including contracts for differences ("CFD's"), for the purposes

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     of capitalizing on valuation anomalies that exist in the market. CFD's are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. The contracts have no expiration date.

     The CFD's utilized in Cambiar's Opportunity Fund and Aggressive Value Fund are effectively total return swaps. In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the CFD. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

     CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. CFDs outstanding at period end, if any, are listed on the Schedule of Investments. In connection with CFDs, cash or securities may be segregated as collateral by the Funds' custodian. As of October 31, 2009, the Opportunity and Aggressive Value Funds held CFDs.

     EXPENSES -- Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

     CLASSES -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Cambiar International Equity Fund, Cambiar Small Cap Fund and Cambiar Aggressive Value Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the six months ended October 31, 2009, the Funds retained fees of $50, $5,049 and $1,549, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders.

3. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODY AGREEMENTS:

The Funds and SEI Investments Global Fund Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.08% of the first $500 million, 0.06% of the next $500 million, 0.045% of the next $2 billion and 0.035% of any amount above $3 billion of the Funds' average daily net assets, subject to a minimum fee of $300,000.

The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the "Adviser").

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the six months ended October 31, 2009, the Cambiar Opportunity, Cambiar International Equity, Cambiar Small Cap and Cambiar Aggressive Value Funds earned credits of $1,342, $111, $202 and $23, respectively, which were used to offset transfer agent expenses. These amounts are listed as "Fees Paid Indirectly" on the Statements of Operations.

Union Bank, N.A. serves as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4. INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund's average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Small Cap and the Cambiar Aggressive Value Funds at an annual rate of 1.05%, 1.05% and 1.00%, respectively, of each Fund's average daily net assets. Prior to September 1, 2008, the Adviser provided investment advisory services to the Cambiar International Equity and Cambiar Small Cap Funds at an annual rate of 1.10% and 1.15%, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total operating expenses of the Cambiar Opportunity Fund's Investor Class Shares and the Institutional Class Shares from exceeding 1.20% and 0.95% of each Class' average daily net assets, respectively. The Adviser has also voluntarily agreed to waive a portion of its advisory fees, and to assume expenses, if necessary, in order to keep the Cambiar International Equity and Small Cap Funds' Investor Class Shares total operating expenses from exceeding 1.30% of each Fund's average daily net assets. Prior to September 1, 2008, the total operating expenses were limited to 1.50% of the Cambiar International Equity and Small Cap Funds'Investor Class Shares. The Adviser has contractually agreed, through October 27, 2010, to limit the total operating expenses of the Cambiar Small Cap Institutional Class Shares to 1.05%. The Adviser has voluntarily agreed to limit the total operating expenses of the Cambiar Aggressive Value Fund to 1.50% of the Fund's Investor Class Shares average daily net assets.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

5. INVESTMENT TRANSACTIONS:

For the six months ended October 31, 2009, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

                                   PURCHASES        SALES
                                 ------------   ------------
Opportunity Fund .............   $474,347,648   $511,143,472
International Equity Fund ....     10,090,124     10,685,146
Small Cap Fund ...............     21,390,227     31,626,398
Aggressive Value Fund ........     19,861,298     22,677,987

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6. FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in master limited partnerships, investments in contracts for differences, reclassification of distributions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

                             ORDINARY      LONG-TERM    RETURN OF
                              INCOME     CAPITAL GAIN    CAPITAL       TOTAL
                            ----------   ------------   ---------   -----------
Opportunity Fund
   2009                     $8,558,754    $18,055,345    $    --    $26,614,099
   2008                      8,917,791     88,819,645         --     97,737,436
International Equity Fund
   2009                        240,135      2,081,002     26,208      2,347,345
   2008                        868,285      2,700,684         --      3,568,969
Small Cap Fund
   2009                             --             --         --             --
   2008                      3,061,638        166,774      1,026      3,229,438

THE ADVISORS' INNER CIRCLE FUND                                         CAMBIAR
                                                                        FUNDS

                        ORDINARY     LONG-TERM    RETURN OF
                         INCOME    CAPITAL GAIN    CAPITAL     TOTAL
                        --------   ------------   ---------   -------
Aggressive Value Fund
   2009                 $476,354      $ --          $332     $476,686
   2008                    8,227        --            --        8,227

As of April 30, 2009, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

                                 CAMBIAR         CAMBIAR         CAMBIAR       CAMBIAR
                               OPPORTUNITY    INTERNATIONAL     SMALL CAP     AGGRESSIVE
                                   FUND        EQUITY FUND        FUND        VALUE FUND
                              -------------   -------------   ------------   -----------
Undistributed Ordinary
   Income                     $   2,213,043    $         --   $         --   $        --
Capital Loss Carryforwards     (191,415,753)     (8,574,198)    (9,508,203)   (4,377,003)
Post-October Losses            (243,349,584)     (2,681,671)    (8,790,179)   (4,395,314)
Unrealized Appreciation
   (Depreciation)              (132,860,698)     (1,699,402)    (5,117,221)      319,153
Other Temporary Differences              --          (1,677)        (3,152)           --
                              -------------    ------------   ------------   -----------
Total Accumulated Losses      $(565,412,992)   $(12,956,948)  $(23,418,755)  $(8,453,164)
                              =============    ============   ============   ===========

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future net realized gains. As of April 30, 2009, the following Funds had capital loss carryforwards:

                                                                TOTAL CAPITAL
                                      EXPIRES       EXPIRES          LOSS
                                       2016          2017       CARRYFORWARDS
                                    ----------   ------------   -------------
Cambiar Opportunity Fund            $       --   $191,415,753    $191,415,753
Cambiar International Equity Fund           --      8,574,198       8,574,198
Cambiar Small Cap Fund               2,796,212      6,711,991       9,508,203
Cambiar Aggressive Value Fund               --      4,377,003       4,377,003

Post-October losses represent losses realized on investment transactions from November 1, 2008 through April 30, 2009 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding written options, for Federal income tax purposes at October 31, 2009, were as follows:

                      FEDERAL      UNREALIZED     UNREALIZED    NET UNREALIZED
                     TAX COST     APPRECIATION   DEPRECIATION    APPRECIATION
                   ------------   ------------   ------------   --------------
Opportunity
   Fund            $874,552,743   $174,870,320   $(7,893,398)    $166,976,922
International
   Equity Fund       20,641,890      4,778,983    (1,707,173)       3,071,810
Small Cap
   Fund              41,321,627      4,033,719    (2,974,092)       1,059,627
Aggressive Value
   Fund              18,007,781      3,648,798      (247,637)       3,401,161

7. RISKS:

At October 31, 2009, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8. OTHER:

At October 31, 2009, 66% of total shares outstanding were held by three record shareholders in the Cambiar Opportunity Fund, Investor Class, 92% of total shares outstanding were held by one record shareholder in the Cambiar Opportunity Fund, Institutional Class, 23% of total shares outstanding were held by two record shareholders in the Cambiar International Equity Fund, Investor Class, 73% of total shares outstanding were held by four record shareholders in the Cambiar Small Cap Fund, Investor Class, 68% of total shares outstanding were held by

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

one record shareholder in the Cambiar Small Cap Fund, Institutional Class and 77% of the total shares outstanding were held by three record shareholder in the Cambiar Aggressive Value Fund, each owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

9. NEW ACCOUNTING PRONOUNCEMENT:

Effective May 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund's financial statements. For the six months ended October 31, 2009 there was no derivative activity requiring additional disclosure.

10. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through December 22, 2009, the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2009.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT FOR THE CAMBIAR OPPORTUNITY FUND, CAMBIAR INTERNATIONAL EQUITY FUND AND CAMBIAR SMALL CAP FUND. Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on May 19-20, 2009, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including the Adviser's history, ownership structure, assets under management, personnel and investment approach. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER. The Board was provided with information regarding the performance of each Fund over various periods and since each Fund's inception. The Board also compared each Fund's performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. Based on this information, the Board concluded that each Fund's performance was comparable to that of its benchmark index over various periods of time and was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by each Fund were reasonable, the Trustees reviewed a report of the advisory fees paid by the Funds to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representatives then discussed the profits realized by the Adviser from its relationship with the Funds. The Trustees considered the information provided and concluded that such profit was not excessive. The Trustees also reviewed reports comparing

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees were the result of arm's length negotiations and, while higher than the majority of funds in their peer groups, were consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of each Fund and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                          CAMBIAR
                                                                         FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                                                  BEGINNING     ENDING                 EXPENSES
                                                   ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                    VALUE       VALUE       EXPENSE     DURING
                                                   5/01/09     10/31/09     RATIOS      PERIOD*
                                                  ---------   ---------   ----------   --------
CAMBIAR OPPORTUNITY FUND -- INVESTOR CLASS
Actual Fund Return                                $1,000.00   $1,252.80      1.20%       $6.81
Hypothetical 5% Return                             1,000.00    1,019.16      1.20         6.11
CAMBIAR OPPORTUNITY FUND -- INSTITUTIONAL CLASS
Actual Fund Return                                $1,000.00   $1,254.60      0.95%       $5.40
Hypothetical 5% Return                             1,000.00    1,020.42      0.95         4.84
CAMBIAR INTERNATIONAL EQUITY FUND
Actual Fund Return                                $1,000.00   $1,313.80      1.30%       $7.58
Hypothetical 5% Return                             1,000.00    1,018.65      1.30         6.61
CAMBIAR SMALL CAP FUND -- INVESTOR CLASS
Actual Fund Return                                $1,000.00   $1,230.40      1.30%       $7.31
Hypothetical 5% Return                             1,000.00    1,018.65      1.30         6.61
CAMBIAR SMALL CAP FUND -- INSTITUTIONAL CLASS
Actual Fund Return                                $1,000.00   $1,232.30      1.05%       $5.91
Hypothetical 5% Return                             1,000.00    1,019.91      1.05         5.35
CAMBIAR AGGRESSIVE VALUE FUND
Actual Fund Return                                $1,000.00   $1,384.60      1.50%       $9.02
Hypothetical 5% Return                             1,000.00    1,017.64      1.50         7.63

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since inception).

                                THE CAMBIAR FUNDS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                 1-866-777-8227

                               INVESTMENT ADVISER
                             Cambiar Investors, LLC
                              2401 E. Second Avenue
                                    Suite 400
                                Denver, CO 80206

                                    DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456

                                 ADMINISTRATOR
                      SEI Investments Global Funds Services
                                 Oaks, PA 19456

                                 LEGAL COUNSEL
                          Morgan, Lewis & Bockius, LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

         This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-SA-001-0800

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)*               /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date:  January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date:  January 4, 2010


By (Signature and Title)*               /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer,
                                        Controller & CFO

Date:  January 4, 2010

* Print the name and title of each signing officer under his or her signature.